UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 26, 2022

eFFECTOR Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39866 (Commission File Number)	85-3306396 (I.R.S. Employer Identification No.)
142 North Cedros Avenue, Suite B Solana Beach, California		92075
(Address of principal executive offices)		(Zip Code)

(858) 925-8215

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	EFTR	Nasdaq Capital Market
Warrants to purchase common stock	EFTRW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company ⌧

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 8.01 Other Events.

On October 26, 2022, eFFECTOR Therapeutics, Inc. (the “Company”) announced that it has completed enrollment for the second cohort of a three cohort Phase 1b clinical trial of zotatifin in non-hospitalized adults with confirmed COVID-19 infection. The Company anticipates opening enrollment in the third cohort by the end of 2022, and expects to report topline data for all three cohorts in the first half of 2023.

The study is a double-blind, randomized, placebo-controlled trial evaluating the safety and antiviral activity of a single dose of zotatifin and is being conducted in collaboration with the Quantitative Biosciences Institute (QBI) at the University of California, San Francisco, which holds a $5 million cooperative agreement sponsored by the Defense Advanced Research Projects Agency.

Forward-Looking Statements

eFFECTOR cautions you that statements contained in this current report regarding matters that are not historical facts are forward-looking statements. The forward-looking statements are based on our current beliefs and expectations and include, but are not limited to, statements regarding: the future clinical development of zotatifin, including expectations on enrollment and the timing of reporting data from an ongoing clinical trial. Actual results may differ from those set forth in this current report due to the risks and uncertainties inherent in our business, including, without limitation: interim results of a clinical trial are not necessarily indicative of final results and one or more of the clinical outcomes may materially change as patient enrollment continues, following more comprehensive reviews of the data and as more patient data become available; and other risks described in our prior filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and we undertake no obligation to update such statements to reflect events that occur or circumstances that exist after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eFFECTOR Therapeutics, Inc.

Date: October 26, 2022	By:	/s/ Michael Byrnes
	Name:	Michael Byrnes
	Title:	Chief Financial Officer